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Exhibit 4.2

FOURTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

        THIS FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 12th day of May, 2005, by and among Tranzyme, Inc., a Delaware corporation (the "Company"), and each of the current investors listed on Schedule A hereto (each such Investor being referred to in this Agreement as an "Investor").

RECITALS

        WHEREAS, certain of the Investors (the "Existing Investors") possess certain registration rights pursuant to that certain Third Amended and Restated Registration Rights Agreement dated as of December 17, 2003 by and among the Company and such Existing Investors (the "Prior Agreement");

        WHEREAS, the Prior Agreement may be amended, and any provision therein waived, with the consent of the Company and the holders of at least a majority of the Registrable Securities (as defined in the Prior Agreement);

        WHEREAS, the Company and the Investors are parties to a Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

        WHEREAS, certain of the Investors have purchased pursuant to the Purchase Agreement Class A Preferred Exchangeable Shares (the "Class A Preferred Exchangeable Shares") in the share capital of Tranzyme Pharma Inc. (f/k/a Neokimia, Inc.), a corporation created under and governed by the Canada Business Corporations Act (the "Canadian Company"), or hold shares of Common Exchangeable Shares (the "Common Exchangeable Shares") in the share capital of the Canadian Company;

        WHEREAS, pursuant to an Amended and Restated Put and Support Agreement of even date herewith (the "Amended and Restated Put and Support Agreement") those Investors holding Class A Preferred Exchangeable Shares have the right to acquire shares of the Company's Series A Preferred Stock (as hereinafter defined) and those Investors holding Common Exchangeable Shares have the right to acquire shares of the Company's Common Stock (as hereinafter defined);

        WHEREAS, among the conditions precedent to the consummation of the transactions contemplated by the Purchase Agreement is the termination of the Prior Agreement and the execution and delivery of this Agreement;

        WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce those Investors party to the Purchase Agreement to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that the Prior Agreement shall be superceded and replaced in its entirety by this Agreement and that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors as set forth in this Agreement;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.    Definitions.    For purposes of this Agreement:

          1.1.  The term "Affiliate" shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a "Person"), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, officer or director of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

          1.2.  The term "Certificate of Incorporation" shall mean the Company's Fourth Amended and Restated Certificate of Incorporation, as amended or restated from time to time.

          1.3.  The term "Common Stock" shall mean shares of the Company's Class A Voting Common Stock, par value $0.00001 per share.

          1.4.  The term "Conversion Shares" means shares of Common Stock issued or issuable upon the conversion of Preferred Stock.

          1.5.  The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          1.6.  The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          1.7.  The term "GAAP" shall mean generally accepted accounting principles.

          1.8.  The term "Holder" shall mean any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.12 hereof.

          1.9.  The term "Immediate Family Member" shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

          1.10.  The term "Initiating Holders" means, collectively, any Holders who properly initiate a registration request under this Agreement.

          1.11.  The term "IPO" means the Company's first underwritten public offering of its Common Stock under the Securities Act.

          1.12.  The term "Preferred Stock" shall mean shares of the Company's Series A Preferred Stock.

          1.13.  The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          1.14.  The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, (ii) any Common Stock issued or issuable upon conversion of any capital stock of the Company acquired by the Investors after the date hereof, (iii) the Common Stock issuable or issued upon conversion of the Preferred Stock issuable or issued upon exchange of Class A Preferred Exchangeable Shares of the Canadian Company pursuant to the Amended and Restated Put and Support Agreement, (iv) the Common Stock issuable or issued upon exchange of Common Exchangeable Shares of the Canadian Company pursuant to the Amended and Restated Put and Support Agreement (v) any other shares of Common Stock held by the Investors, and (vi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under Section 2 hereof are not assigned or any shares for which registration rights have terminated pursuant to Section 2.15 of this Agreement.

          1.15.  The term "Registrable Securities then outstanding" means the number of shares determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

          1.16.  The term "SEC" means the Securities and Exchange Commission.

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          1.17.  The term "SEC Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

          1.18.  The term "SEC Rule 144(k)" means Rule 144(k) promulgated by the SEC under the Securities Act.

          1.19.  The term "SEC Rule 145" means Rule 145 promulgated by the SEC under the Securities Act.

          1.20.  The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          1.21.  The term "Series A Directors" shall have the meaning assigned to such term in the Certificate of Incorporation.

          1.22.  The term "Series A Preferred Stock" means shares of the Company's Series A Preferred Stock, par value $0.00001 per share.

          1.23.  The term "Violation" means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

        2.    Registration Rights.    The Company covenants and agrees as follows:

          2.1.    Request for Registration.

            (a)   If the Company shall receive at any time after the earlier of (i) 5 years after the date of this Agreement or (ii) 180 days after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from a Holder or Holders of Registrable Securities that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $20,000,000, net of underwriting discounts and commissions, then the Company shall:

                (i)  within ten (10) days of the receipt thereof, give written notice of such request to all Holders;

               (ii)  as soon as practicable, and in any event within 60 days of the receipt of such request, file a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 2.1(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5; and

              (iii)  use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

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            (b)   If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.1(a) and the Company shall include such information in the written notice referred to in subsection 2.1(a) . The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder; provided, however, that (i) no Registrable Securities described in clauses (i) or (iii) of the definition of "Registrable Securities" shall be excluded from such underwriting unless all Registrable Securities described in clauses (ii), (iv) and (v) of the definition of "Registrable Securities" (and Registrable Securities issued with respect thereto under clause (vi) of the definition of "Registrable Securities") are first excluded from the underwriting and (ii) the number of shares of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

            (c)   The Company shall not be obligated to effect, or to take any action to effect, any registration

            (A)  pursuant to this Section 2.1:

                (i)  In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

               (ii)  After the Company has effected two registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective;

              (iii)  If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.11 below;

              (iv)  If the Registrable Securities to be included in the registration statement could be sold without restriction under SEC Rule 144(k) within a ninety (90) day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act; or

               (v)  Within six (6) months of the effectiveness of a registration statement previously effected by the Company pursuant to this Section 2.1, or

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            (B)  pursuant to any other provision of this Agreement:

                (i)  In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act; or

               (ii)  If the Registrable Securities to be included in the registration statement could be sold without restriction under SEC Rule 144(k) within a ninety (90) day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act.

            (d)   Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any twelve-month period; and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

        A registration statement shall not be counted until such time as such registration statement has been declared effective by the SEC (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Investors after the date on which such registration was requested) and elect not to pay the registration expenses therefor pursuant to Section 2.5). A registration statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions, fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

          2.2.    Company Registration.    If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than: (i) a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction; (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the

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  Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 2.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

          2.3.    Obligations of the Company.    Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible,

            (a)   prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to 180 days in the aggregate, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

            (b)   prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

            (c)   furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

            (d)   use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

            (e)   in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

            (f)    cause all such Registrable Securities registered pursuant to this Agreement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed;

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            (g)   provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

            (h)   use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

          2.4.    Furnish Information.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

          2.5.    Expenses of Demand Registration.    All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.1; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and, upon the advise of legal counsel, have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1.

          2.6.    Expenses of Company Registration.    The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.2 hereof for each Holder (which right may be assigned as provided in Section 2.12 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          2.7.    Underwriting Requirements.    In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be

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  sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders' securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Conversion Shares held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty-five percent (35%) of the total amount of securities included in such offering, unless such offering is the Company's IPO in which case the selling Holders may be excluded beyond this amount if the underwriters make the determination described above and no other stockholder's securities are included in such offering or (ii) notwithstanding (i) above, any Registrable Securities described in clauses (i) and (iii) of the definition of "Registrable Securities" shall not be excluded from such underwriting unless all Registrable Securities described in clauses (ii), (iv) and (v) of the definition of "Registrable Securities" (and Registrable Securities issued with respect thereto under clause (vi) of the definition of "Registrable Securities") are first excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is an investment fund, partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

          2.8.    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.9.    Indemnification.    In the event any Registrable Securities are included in a registration statement under this Section 2:

            (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

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            (b)   To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection 2.9(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

            (c)   Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9 only if such delay is materially prejudicial to the indemnifying party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

            (d)   In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.9, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative

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    fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (I) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (II) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall a Holder's liability pursuant to this Section 2.9(d), when combined with the amounts paid or payable by such holder pursuant to Section 2.9(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder, except in the case of willful fraud by such Holder.

            (e)   Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f)    Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.

          2.10.    Reports Under Exchange Act.    With a view to making available to the Holders the benefits of Sec Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a)   make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

            (b)   file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c)   furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

10

          2.11.    Form S-3 Registration.    In case the Company shall receive from a Holder a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            (a)   promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b)   as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.11: (1) if Form S-3 is not then available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.11; (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (6) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 2.2 hereof.

            (c)   Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 2.11, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 2.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1.

11

            (d)   If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2.11 and the Company shall include such information in the written notice referred to in Section 2.11(a). The provisions of Section 2.1(b) shall be applicable to such request (with the substitution of Section 2.11 for references to Section 2.1).

          2.12.    Assignment of Registration Rights.    The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder, (ii) is a Holder's Immediate Family Member or trust for the benefit of an individual Holder or such Holder's Immediate Family Member, or (iii), after such assignment or transfer, such transferee or assignee holds at least twenty-five percent (25%) of the shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) currently held by such Holder, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (ii) that is an Affiliate of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company, (iii) who is a Holder's Immediate Family Member, or (iv) that is a trust for the benefit of an individual Holder or such Holder's Immediate Family Member, shall be aggregated together and with those of the assigning Holder; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

          2.13.    "Market Stand-Off" Agreement.    Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days, except that such one-hundred eighty (180) day period may be extended on one occasion by the managing underwriter to the extent necessary to prevent the managing underwriter(s) from violating Section 2711(f)(4) of the rules of the National Association of Securities Dealers, Inc. (e.g., as the result of the publication or other distribution of a research report or public appearance concerning the Company)) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.13 shall apply only to the Company's IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement,

12

  and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements with the same lock-up period. The underwriters in connection with the Company's IPO are intended third-party beneficiaries of this Section 2.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company's IPO that are consistent with this Section 2.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares of Common Stock and Conversion Shares subject to such agreements.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2.14.    Termination of Registration Rights.

            (a)   No Holder shall be entitled to exercise any right provided for in this Section 2 after five (5) years following the consummation of the IPO.

            (b)   The rights set forth in this Section 2 shall terminate as to any Holder, when the Registrable Securities held by such Holder (together with any Affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under SEC Rule 144(k) within a ninety (90) day period.

          2.15.    Additional Registration Rights.    From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Investors that are included or (b) to demand registration of any securities held by such holder or prospective holder.

        3.    Miscellaneous.

          3.1.    Transfers, Successors and Assigns.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2.    Governing Law.    This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, without regard to its principles of conflicts of laws.

          3.3.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4.    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13

          3.5.    Notices.    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, so long as, in each case, a copy of such notice is delivered in accordance with clause (a), (c) or (d) within two (2) days thereafter, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Schedule A hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Investors, a copy shall also be sent to Goodwin Procter LLP, 53 State Street, Boston, MA 02109, Attention: Mitchell S. Bloom. If notice is given to the Company, a copy shall also be sent to Hutchison + Mason PLLS, 3110 Edwards Mill Road, Suite 100, Raleigh, NC, 27612, Attention: Fred D. Hutchison.

          3.6.    Amendments and Waivers.    Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, the Company and all of their respective successors and permitted assigns. Notwithstanding the foregoing, (i) no amendment or waiver may treat one Investor or group of Investors more adversely than any other Investor or group of Investors without the consent of such Investor or the consent of the holders of a majority of the Registrable Securities of the group of Investors adversely affected by such amendment or waiver, and (ii) no waiver of the rights of the Investors hereunder shall require the consent of the Company. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          3.7.    Severability.    The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          3.8.    Aggregation of Stock.    All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.9.    Entire Agreement; Termination of Prior Agreement.    This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect, and shall be superceded and replaced in its entirety by this Agreement.

          3.10    Transfers of Rights.    Each Investor hereto hereby agrees that it will not, and may, not assign any of its rights and obligations hereunder, unless such rights and obligations are assigned by such Investor to (a) any person or entity to which Registrable Securities are transferred by such Investor, or (b) to any Affiliate of such Investor, and, in each case, such transferee shall be

14

  deemed an "Investor" for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.

          3.11    Additional Investors.    Notwithstanding Section 2.15, no consent shall be necessary to add additional Investors as signatories to this Agreement, provided that such Investors have acquired shares of Preferred Stock pursuant to the Purchase Agreement.

          3.12    Delays or Omissions.    No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

        [Remainder of Page Intentionally Left Blank]

15

[Signature page to Fourth Amended and Restated Registration Rights Agreement]

        IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY:
TRANZYME, INC.
By:	/s/ Vipin K. Garg
Name: Vipin K. Garg, PhD
Title: President and Chief Executive Officer
INVESTORS:
THOMAS, MCNERNEY & PARTNERS, L.P.
By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Managing Partner
TMP NOMINEE, LLC
By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Managing Partner
TMP ASSOCIATES, L.P.
By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Managing Partner
QUAKER BIOVENTURES, L.P.
By:	QUAKER BIOVENTURES CAPITAL, L.P., its general partner
By:	QUAKER BIOVENTURES CAPITAL, LLC, its general partner
By:	/s/ R. Eric Emrich
Name: R. Eric Emrich
Title: CFO/VP

Tranzyme, Inc.
Fourth Amended and Restated Registration Rights Agreement
- Signature Page -

HIG VENTURES—TRANZYME, INC.
By:	/s/ Tony Tamer
Name: Tony Tamer
Title: General Partner
PARADIGM VENTURE PARTNERS I, L.L.C.
By:	/s/ Roddy J.H. Clark
Name: Roddy J.H. Clark
Title: Manager
RESEARCH TRIANGLE VENTURES, L.P.
By:	/s/ F.M. Whitmeyer, Jr.
Name: F.M. Whitmeyer, Jr.
Title: General Partner

PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM LIFE SCIENCE NO.1 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D.
	Name:	Masahiro Michishita, M.D., Ph.D.
	Title:	Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 1 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D.
	Name:	Masahiro Michishita, M.D., Ph.D.
	Title:	Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 2 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D.
	Name:	Masahiro Michishita, M.D., Ph.D.
	Title:	Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 3 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D.
	Name:	Masahiro Michishita, M.D., Ph.D.
	Title:	Managing General Partner

PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 4 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D.
	Name:	Masahiro Michishita, M.D., Ph.D.
	Title:	Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM LIFE SCIENCE NO. 6 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D.
	Name:	Masahiro Michishita, M.D., Ph.D.
	Title:	Managing General Partner

S.C.O.U.T. CORPORATION (FOR AND ON BEHALF OF S.C.O.U.T. HEALTH CARE FUND, L.P.)
By:	/s/ Lawrence W. Greer Name: Lawrence W. Greer Title: President
THE ECONOMIC DEVELOPMENT PARTNERSHIP OF ALABAMA, INC.
By:	/s/ David O. Brown David O. Brown Chief Financial Officer
SNBL, LTD.
By:	Ryoichi Nagata, M.D., Ph.D, FFPM President & CEO
TREBLE RANGE PARTNERS II, LLC
By:	Steven Dauphin
Its:
QUARK BIOTECH INC.
By:	/s/ Dr. Daniel Zurr Dr. Daniel Zurr, President & Chief Executive Officer
/s/ Dr. Pierre Deslongchamps DR. PIERRE DESLONGCHAMPS
UNIVERSITÉ DE SHERBROOKE
per:	/s/ Michele Desrochers Name: Michele Desrochers Title: Director, Bleu

SOCIÉTÉ INNOVATECH DU SUD DU QUÉBEC
per:	/s/ Daniel Poisson Name: Daniel Poisson Title: President and CEO
BUSINESS DEVELOPMENT BANK OF CANADA
per:	/s/ Jean-Francois Pariseau Name: Jean-Francois Pariseau Title: Director, Venture Capital

DESJARDINS VENTURE CAPITAL INC. (ACTING FOR AND ON BEHALF OF DESJARDINS VENTURE CAPITAL, L.P.)
per:	illegible
Name:
Title:
per:	illegible
Name:
Title:
DESJARDINS CAPITAL DE DÉVELOPPEMENT ESTRIE INC.
per:	illegible
Name:
Title:
per:	illegible
Name:
Title:
CAPITAL RÉGIONAL ET COOPÉRATIF DESJARDINS
per:	illegible
Name:
Title:
per:	illegible
Name:
Title:
FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)
per:	/s/ J. Roy
Name: J. Roy
Title: Investment Director

COUNTERPART

        THIS INSTRUMENT forms part of the Fourth Amended and Restated Registration Rights Agreement (the "Agreement") made on the 12th day of May, 2005, by and among Tranzyme, Inc., a Delaware corporation, and certain investors set forth on Schedule A thereto, which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the said Agreement (which is annexed hereto as Schedule I) and having read the said Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of said Agreement shall be binding upon the undersigned and such terms and conditions shall enure to the benefit of and be binding upon the undersigned, his heirs, executors, administrators, successors and permitted assigns.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of October, 2007.

/s/ David J. Drutz David J. Drutz, M.D.

Tranzyme, Inc.
Fourth Amended and Restated Registration Rights Agreement
- Signature Page -

COUNTERPART

        THIS INSTRUMENT forms part of the Fourth Amended and Restated Registration Rights Agreement (the "Agreement") made on the 12th day of May, 2005, by and among Tranzyme, Inc., a Delaware corporation, and certain investors set forth on Schedule A thereto, which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the said Agreement (which is annexed hereto as Schedule I) and having read the said Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of said Agreement shall be binding upon the undersigned and such terms and conditions shall enure to the benefit of and be binding upon the undersigned, his heirs, executors, administrators, successors and permitted assigns.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of October, 2007.

PACIFIC RIM VENTURES US EQUITIES
By:	/s/ David J. Drutz
Name: David J. Drutz, M.D.
Title: Partner

COUNTERPART

        THIS INSTRUMENT forms part of the Fourth Amended and Restated Registration Rights Agreement (the "Agreement") made on the 12th day of May, 2005, by and among Tranzyme, Inc., a Delaware corporation, and certain investors set forth on Schedule A thereto, which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the said Agreement (which is annexed hereto as Schedule I) and having read the said Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of said Agreement shall be binding upon the undersigned and such terms and conditions shall enure to the benefit of and be binding upon the undersigned, his heirs, executors, administrators, successors and permitted assigns.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of October, 2007.

/s/ Seth Pincus Dr. Seth Pincus

SCHEDULE A

INVESTORS

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares*	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock*	TOTAL
Thomas McNerney & Partners, L.P.				6,500,000	6,500,000
TMP Nominee, LLC
TMP Associates, L.P. c/o Thomas, McNerney & Partners One Stamford Plaza 263 Tresser Boulevard, 16th Floor Stamford, CT 06901
Quaker Bioventures, L.P.				6,500,000	6,500,000
Quaker Bioventures Capital, L.P.
Quaker Bioventures Capital, LLC c/o Quaker BioVentures Two Greenville Crossing 4005 Kennett Pike, Suite 220 Greenville, DE 19807
HIG Ventures—Tranzyme, Inc. c/o HIG Ventures 1001 Brickell Bay Drive, 27th Floor Miami, FL 33131				6,500,000	6,500,000
Pacific Rim Life Science No. 1 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 2nd Floor, Green Plaza 3-7-20, Komazawa, Setagaya-ku Tokyo 154-0012 Japan			148,947		148,947

A-1

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares*	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock*	TOTAL
Pacific Rim Aqua Life Science No. 1 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 2nd Floor, Green Plaza 3-7-20, Komazawa, Setagaya-ku Tokyo 154-0012 Japan				359,500	359,500
Pacific Rim Aqua Life Science No. 2 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 2nd Floor, Green Plaza 3-7-20, Komazawa, Setagaya-ku Tokyo 154-0012 Japan				424,500	424,500
Pacific Rim Aqua Life Science No. 3 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 2nd Floor, Green Plaza 3-7-20, Komazawa, Setagaya-ku Tokyo 154-0012 Japan				243,500	243,500
Pacific Rim Aqua Life Science No. 4 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 2nd Floor, Green Plaza 3-7-20, Komazawa, Setagaya-ku Tokyo 154-0012 Japan				472,500	472,500
Pacific Rim Aqua [sic] Life Science No. 6 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 2nd Floor, Green Plaza 3-7-20, Komazawa, Setagaya-ku Tokyo 154-0012 Japan				100,000	100,000

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares*	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock*	TOTAL
Paradigm Venture Partners I, L.L.C. 500 Beacon Parkway West Birmingham, Alabama 35209			190,019	200,000	390,019
Research Triangle Ventures, L.P. 1500 Sunday Drive, Suite 300A Raleigh, North Carolina 27607			53,831	300,000	353,831
S.C.O.U.T. Health Care Fund, L.P. c/o Greer Capital Advisors 2200 Woodcrest Place, Suite 309 Birmingham, Alabama 35209			67,289	350,000	417,289
The Economic Development Partnership of Alabama, Inc. 500 Beacon Parkway West Birmingham, Alabama 35209			26,968		29,968 [sic]
SNBL, Ltd. Toho Twin Tower Building, 6F 1-5-2 Yurakucho, Chiyoda-ku Tokyo, 100-0006 Japan			90,429		90,429
Treble Range Partners II, LLC 820 Shades Creek Parkway, Suite 3100 Birmingham, Alabama 35209			27,381		27,381
Quark Biotech Inc. 10265 Carnegie Avenue Cleveland, Ohio 44106			33,116		33,116
Dr. Pierre Deslongchamps	138,910				138,910
Universite de Sherbrooke	92,791				92,791
Societe Innovatech du sud du Quebec	208,052				208,052

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares*	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock*	TOTAL
Business Development Bank of Canada 4 Place Ville Marie, Suite 1450 Montreal, Québec Canada H3B 5E7	112,758	3,575,000			3,687,758
Capital régional et coopératif Desjardins c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8		4,380,000			4,380,000
Desjardins Venture Capital Inc. (Acting for and on Behalf of Desjardins Venture Capital, L.P.) c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8	87,951	777,500			865,451
Desjardins Capital de Développement Estrie Inc c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8	13,531	317,500			331,031
Fonds de solidarité des travailleurs du Québec (F.T.Q.) 545 Crémazie Blvd. East, Suite 200 Montreal, Québec Canada H2M 2W4	252,782	1,000,000			1,252,782
TOTAL	906,775	10,050,000	637,980	21,950,000	33,544,755

*
Assumes full participation in all three closings under the Purchase Agreement.

 FIRST AMENDMENT AND JOINDER
TO
FOURTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

        THIS FIRST AMENDMENT AND JOINDER TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of June 11, 2010, by and among Tranzyme, Inc., a Delaware corporation (the "Company"), those certain investors in the Company listed on the signature pages hereto (each such investor being referred to in this Amendment as an "Existing Investor" and collectively as the "Existing Investors"), and Norgine B.V., a limited liability company under the laws of the Netherlands ("Norgine").

RECITALS

        WHEREAS, the Existing Investors possess certain registration rights pursuant to that certain Fourth Amended and Restated Registration Rights Agreement dated as of May 12, 2005 by and among the Company and such Existing Investors (the "Agreement");

        WHEREAS, the Agreement may be amended, any provision therein waived, and additional parties may be joined thereto, with the consent of the Company and the holders of at least a majority of the Registrable Securities (as defined in the Agreement);

        WHEREAS, the Company and Norgine are parties to a Series B Preferred Stock Purchase Agreement dated as of June 11, 2010 (the "Purchase Agreement");

        WHEREAS, among the conditions precedent to the consummation of the transactions contemplated by the Purchase Agreement is the execution and delivery of this Amendment; and

        WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce Norgine to invest funds in the Company pursuant to the Purchase Agreement, the Existing Investors and the Company desire to amend the Agreement as set forth in this Amendment and join Norgine as a party to the Agreement;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.    Amendment of Certain Definitions.    The following definitions in Section 1 of the Agreement shall be deleted and replaced in their entirety with the following:

          "1.2    The term "Certificate of Incorporation" shall mean the Company's Sixth Amended and Restated Certificate of Incorporation, as amended or restated from time to time."

          "1.12    The term "Preferred Stock" shall mean shares of the Company's Series A Preferred Stock and Series B Preferred Stock."

        2.    New Defined Term.    The following new defined term shall be added as new subsection 1.22A:

          "1.22A    The term "Series B Preferred Stock" means shares of the Company's Series B Preferred Stock, par value $0.00001 per share."

        3.    Amendment of Schedule A.    Schedule A—Investors as attached to the Agreement is hereby deleted in its entirety and a new Schedule A—Investors, as attached hereto as Exhibit A, shall be inserted in lieu thereof.

        4.    Joinder of Norgine to the Agreement.    The Company, the Existing Investors and Norgine hereby agree that in connection with this Amendment, Norgine hereby joins the Agreement, as an "Investor" thereunder, and agrees to be bound by all of the provisions thereof as if Norgine were an original party thereto.

        5.    Effect of Amendment.    Except as specifically amended, modified or supplemented hereby, all terms and conditions of the Agreement will remain in full force and effect, unmodified in any way. This Amendment shall be deemed to form an integral part of the Agreement, and in the event of any inconsistency or conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment will prevail and govern.

        6.    Miscellaneous.    This Amendment, together with the other documents referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other State). This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

[Remainder of Page Intentionally Left Blank]

2

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY:
TRANZYME, INC.
By:	/s/ Vipin K. Garg
	Name:	Vipin K. Garg, PhD
	Title:	President and Chief Executive Officer

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
THOMAS, MCNERNEY & PARTNERS, L.P.
By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Manager
TMP NOMINEE, LLC
By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Member
TMP ASSOCIATES, L.P.
By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Manager
QUAKER BIOVENTURES, L.P.
By:	QUAKER BIOVENTURES CAPITAL, L.P., its general partner
By:	QUAKER BIOVENTURES CAPITAL, LLC, its general partner
By:	/s/ Brenda D. Gavin
Name: Brenda D. Gavin
Title: Member

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
HIG VENTURES—TRANZYME, INC.
By:	/s/ Richard Siegel
Name: Richard Siegel
Title: Vice President and General Counsel
PARADIGM VENTURE PARTNERS I, L.L.C.
By:	/s/ Philip L. Hodges
Name: Philip L. Hodges
Title: President
RESEARCH TRIANGLE VENTURES, L.P.
By:	/s/ Sam. C. Tetlow
Name: Sam. C. Tetlow
Title: Partner

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PROMETHEUS NO.1 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D. Name: Masahiro Michishita, M.D., Ph.D. Title: Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 1 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D. Name: Masahiro Michishita, M.D., Ph.D. Title: Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 2 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D. Name: Masahiro Michishita, M.D., Ph.D. Title: Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 3 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D. Name: Masahiro Michishita, M.D., Ph.D. Title: Managing General Partner

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM AQUA LIFE SCIENCE NO. 4 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D. Name: Masahiro Michishita, M.D., Ph.D. Title: Managing General Partner
PACIFIC RIM VENTURES CO., LTD. (ACTING FOR AND ON BEHALF OF PACIFIC RIM LIFE SCIENCE NO. 6 INVESTMENT PARTNERSHIP)
By:	/s/ Masahiro Michishita, M.D., Ph.D. Name: Masahiro Michishita, M.D., Ph.D. Title: Managing General Partner

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
S.C.O.U.T. HEALTH CARE FUND, L.P.
By:	/s/ Lawrence W. Greer Name: Lawrence W. Greer Title: General Partner
THE ECONOMIC DEVELOPMENT PARTNERSHIP OF ALABAMA, INC.
By:	/s/ William C. Taylor Name: William C. Taylor Title: President
SNBL, LTD.
By:	Name: Title:
TREBLE RANGE PARTNERS II, LLC
By:	/s/ Steven M. Dauphin Name: Steven M. Dauphin Title: Managing Director of Bonaventure Capital, LLC, Manager of Treble Range Partners II, LLC
QUARK BIOTECH INC.
By:	Name: Title:

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
/s/ Pierre Deslongchamps DR. PIERRE DESLONGCHAMPS
UNIVERSITÉ DE SHERBROOKE
per:	/s/Ronald Mercier
	Name:	Ronald Mercier
	Title:	Dir. Rel. Corporatives
DESJARDINS-INNOVATECH S.E.C.
per:
Name:
Title:
per:
Name:
Title:

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
BDC CAPITAL INC.
per:	/s/ JF Pariseau
Name: JF Pariseau Title: Director, Venture Capital
per:	/s/ Denis Ho
Name: Denis Ho Title: Managing Director

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
DESJARDINS VENTURE CAPITAL INC. (ACTING FOR AND ON BEHALF OF DESJARDINS VENTURE CAPITAL, L.P.)
per:	/s/ Jonathan Hepple Name: Jonathan Hepple Title: Director, Rosetta Capital
per:	/s/ Michael Midmer Name: Michael Midmer Title: Rosetta Capital
DESJARDINS CAPITAL DE DÉVELOPPEMENT ESTRIE INC.
per:	/s/ Jonathan Hepple Name: Jonathan Hepple Title: Director, Rosetta Capital
per:	/s/ Michael Midmer Name: Michael Midmer Title: Rosetta Capital
CAPITAL RÉGIONAL ET COOPÉRATIF DESJARDINS
per:	/s/ Jonathan Hepple Name: Jonathan Hepple Title: Director, Rosetta Capital
per:	/s/ Michael Midmer Name: Michael Midmer Title: Rosetta Capital

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written. EXISTING INVESTORS:
FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)
per:	/s/ Serge Lapointe Name: Serge Lapointe Title: Investment Director, Life Sciences

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

EXISTING INVESTORS:
EMERGING TECHNOLOGY PARTNERS, L.L.C.
By:
Name:
Title:
PACIFIC RIM VENTURES US EQUITIES
By:	/s/ J. Joseph Marr
Name: J. Joseph Marr
Title: Partner
/s/ David J. Drutz
DAVID J. DRUTZ
/s/ Seth Pincus
SETH PINCUS

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

        IN WITNESS WHEREOF, the parties have executed this First Amendment and Joinder to Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

NORGINE:
NORGINE B.V.
By:	/s/ F.P. Nooteboom
Name:	F.P. Nooteboom
Title:	Director

First Amendment and Joinder to
Fourth Amended and Restated
Registration Rights Agreement
—Signature Page—

Exhibit A

SCHEDULE A

INVESTORS

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	TOTAL
Norgine B.V. Hogehilweg 7 1101 CA Amsterdam ZO The Netherlands Attention : Director Facsimile No: +31 20 567 0999					1,047,120	1,047,120
Thomas McNerney & Partners, L.P.				11,041,175		11,041,175
TMP Nominee, LLC				410,316		410,316
TMP Associates, L.P. c/o Thomas, McNerney & Partners One Stamford Plaza 263 Tresser Boulevard, 16th Floor Stamford, CT 06901				41,949		41,949
Quaker Bioventures, L.P. c/o Quaker BioVentures Cira Centre 2929 Arch St., Suite 1650 Philadelphia, PA 19104-2868				11,493,440		11,493,440
HIG Ventures—Tranzyme, Inc. c/o HIG Ventures 1001 Brickell Bay Drive, 27th Floor Miami, FL 33131				11,493,440		11,493,440

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	TOTAL
Prometheus No. 1 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 5th Floor, ISIS Plaza 2-17-11 Shin-yokohama Kouhoku-ku Yokohama City 222-0033 Japan			148,947			148,947
Pacific Rim Aqua Life Science No. 1 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 5th Floor, ISIS Plaza 2-17-11 Shin-yokohama Kouhoku-ku Yokohama City 222-0033 Japan				359,500		359,500
Pacific Rim Aqua Life Science No. 2 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 5th Floor, ISIS Plaza 2-17-11 Shin-yokohama Kouhoku-ku Yokohama City 222-0033 Japan				424,500		424,500
Pacific Rim Aqua Life Science No. 3 Investment Partnership 5th Floor, ISIS Plaza 2-17-11 Shin-yokohama Kouhoku-ku Yokohama City 222-0033 Japan				243,500		243,500

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	TOTAL
Pacific Rim Aqua Life Science No. 4 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 5th Floor, ISIS Plaza 2-17-11 Shin-yokohama Kouhoku-ku Yokohama City 222-0033 Japan				472,500		472,500
Pacific Rim Life Science No. 6 Investment Partnership c/o Pacific Rim Ventures Co., Ltd. 5th Floor, ISIS Plaza 2-17-11 Shin-yokohama Kouhoku-ku Yokohama City 222-0033 Japan				190,000		190,000
Paradigm Venture Partners I, L.L.C. 500 Beacon Parkway West Birmingham, Alabama 35209			190,019	200,000		390,019
Research Triangle Ventures, L.P. 1500 Sunday Drive, Suite 300A Raleigh, North Carolina 27607			53,831	300,000		353,831
S.C.O.U.T. Health Care Fund, L.P. c/o Greer Capital Advisors 2200 Woodcrest Place, Suite 309 Birmingham, Alabama 35209			67,289	350,000		417,289

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	TOTAL
The Economic Development Partnership of Alabama, Inc. 500 Beacon Parkway West Birmingham, Alabama 35209			26,968			26,968
SNBL, Ltd. Toho Twin Tower Building, 6F 1-5-2 Yurakucho, Chiyoda-ku Tokyo, 100-0006 Japan			90,429			90,429
Treble Range Partners II, LLC 3104 Blue Lake Drive, Suite 120 Birmingham, Alabama 35243			27,381			27,381
Quark Biotech Inc. 6536 Kaiser Drive Fremont, CA 94555			33,116			33,116
Dr. Pierre Deslongchamps 69B, St-Louis #403 Levis Québec Canada G6V 4G2	138,910					138,910
Universite de Sherbrooke 2500 University Boulevard Sherbrooke, Québec Canada J1K 2R1	92,791					92,791
Desjardins-Innovatech S.E.C. (formerly, Societe Innovatech du sud du Quebec) c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8	208,052					208,052

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	TOTAL
BDC Capital Inc. (formerly, Business Development Bank of Canada) 4 Place Ville Marie, Suite 1450 Montreal, Québec Canada H3B 5E7	112,758	6,408,016				6,520,774
Capital régional et coopératif Desjardins c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8		5,169,150				5,169,150
Desjardins Venture Capital Inc. (Acting for and on Behalf of Desjardins Venture Capital, L.P.) c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8	87,951	929,400				1,017,351
Desjardins Capital de Développement Estrie Inc c/o Desjardins Venture Capital Inc. 2 Complexe Desjardins, Suite 1717 P.O. Box 760 Montreal, Québec Canada H5B 1B8	13,531	376,450				389,981

Name and Address	Number of Common Exchangeable Shares	Number of Class A Preferred Exchangeable Shares	Number of Shares of Class A Voting Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	TOTAL
Fonds de solidarité des travailleurs du Québec (F.T.Q.) 545 boulevard Crémazie East, Suite 200 Montreal, Québec Canada H2M 2W4	252,782	1,962,418				2,215,200
Emerging Technology Partners, L.L.C. 4405 Old Brook Run Birmingham, AL 35243			99,941	58,876		158,817
David J. Drutz, M.D. 1059A Canterbury Lane Chapel Hill, NC 27517				25,000		25,000
Pacific Rim Ventures US Equities c/o David Drutz 1059A Canterbury Lane Chapel Hill, NC 27517				50,000		50,000
Seth Pincus 470 Pine Street New Orleans, LA 70118			627	370		997
TOTAL	906,775	14,845,434	738,548	37,154,566	1,047,120	54,692,443

QuickLinks

  Exhibit 4.2
FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
RECITALS
FIRST AMENDMENT AND JOINDER TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
RECITALS